MNP, LLP [letterhead]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Joshua

Gold  Resources  Inc.  of  our  report  dated April  17,  2018,  except  for  Note  1,  which  is  as  of  July  9,  2018 relating to the financial statements  of Joshua Gold Resources Inc.  as of December 31, 2017 and 2016 and

for  the  years  then  ended.  We  also  consent  to  the  reference  to  us  under  the  heading  “Experts”  in  such

Registration Statement.

Signed:

/s/MNP LLP

Mississauga, Ontario

July 23, 2018